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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                             ---------------------

                                 Date of Report
                               November 26, 1996

                           NeoStar Retail Group, Inc.
          -----------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                       0-25272                   75-2559376
----------------------------         ------------            ------------------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)


2250 William D. Tate Avenue, Grapevine, Texas                    76051
---------------------------------------------                 -----------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (817) 424-2000
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Item 5.  Other Events

News Release

        On November 26, 1996, NeoStar Retail Group, Inc., a Delaware corporation (the "Company"), issued a news release reporting that Software
Acquisition Company LLC has received approval of the United States Bankruptcy
Court, Northern District of Texas, Dallas Division (the "Bankruptcy Court"),
U.S. Bankruptcy Judge Steven A. Felsenthal presiding, to purchase substantially all of the assets of the Company. The purchase price of $58.5 million includes
447 of the Company's stores and all of its inventory. Software Acquisition
Company LLC was the successful bidder in an auction process conducted during Bankruptcy Court hearings which concluded Tuesday, November 26, 1996.

        Software Acquisition Company LLC was recently formed by Leonard Riggio, a director and stockholder of the Company, for purposes of bidding for the Company's assets.

        Prior to the sale, the Company operated more than 650 stores and employed more than 5,000 people. As a result of the sale, approximately 200 of the Company's stores will be closed.

        The news release, attached hereto and filed herewith as Exhibit 99.1, is incorporated herein by reference.

        "THE SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION ACT
OF 1995. This report contains forward-looking statements that involve risks and uncertainties, including but not limited to bankruptcy court approval of those actions requiring such approval, and other risks detailed from time to time in the Company's Securities and Exchange Commission filings.

Item 7.  Financial Statements and Exhibits

        (c)  Exhibits

             The following exhibit is filed as part of this report:

       99.1  News Release of NeoStar Retail Group, Inc. dated November 26, 1996.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEOSTAR RETAIL GROUP, INC.
                                          (Registrant)



                                        By:  /s/ OPAL P. FERRARO
                                           ---------------------------------
                                           Opal P. Ferraro
                                            Vice President and
                                            Chief Financial Officer

Date: November 26, 1996

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                                 EXHIBIT INDEX

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
Exhibit                                                        Page
Number                   Description                          Number
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
99.1        News Release of NeoStar Retail Group, Inc.
            dated November 26, 1996.